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Exhibit 32.1
Form 10-KSB
Cardiff International, Inc.
File No. 000-49709


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Cardiff International, Inc.(the "Company") Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

      I, Daniel Thompson, President and Chief Executive Officer of the Company, certify that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardiff International, Inc.


Dated: April 18, 2007                   By: /s/ Daniel Thompson
                                        President and Chief Executive Officer